COMMON STOCK                                                   COMMON STOCK
   NUMBER                                                        SHARES

SBS

                            [SBS TECHNOLOGIES LOGO]
                                                            SEE REVERSE SIDE
INCORPORATED UNDER THE LAWS OF                           FOR CERTAIN DEFINITIONS
THE STATE OF NEW MEXICO
                                                            CUSIP 78387P 10 3

THIS CERTIFIES THAT

                                    SPECIMEN

is the record holder of

  FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, WITHOUT PAR VALUE, OF

                             SBS TECHNOLOGIES, INC.

(hereinafter called the "Corporation"), transferable on the books of the
Corporation by said owner in person or his duly authorized attorney, upon the surrender of his certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to the provisions of the
Articles of Incorporation and the By-laws of the Corporation as now or hereafter amended.

     This Certificate is not valid unless countersigned and registered by the
Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

COUNTERSIGNED AND REGISTERED:
  WELLS FARGO BANK MINNESOTA, N.A.
                              TRANSFER AGENT
                                AND REGISTRAR

BY

                                        AUTHORIZED SIGNATURE

Dated:

       /s/ JAMES E. DIXON          [SEAL]          /s/ CHRISTOPHER J. AMENSON
          SECRETARY                                    CHAIRMAN OF THE BOARD

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The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common  UNIF GIFT MIN ACT - ________ Custodian _______
                                                     (Cust)            (Minor)
TEN ENT - as tenants by entireties                under Uniform Gifts to Minors

JT TEN  - as joint tenants with right             Act _________________________
          of survivorship and not as                           (State)
          tenants in common

    Additional abbreviations may also be used through not in the above list.

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         For Value Received ____ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

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     (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE
                                  OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares

of the Common Stock represented by the within Certificate, and do hereby irrrevocably constitute and appoint ____________________________________________
Attorney to transfer the said stock on the books of the within named
Corporation, with full power of substitution in the premises.

Dated
                                                --------------------------------

                                                --------------------------------
                                                NOTICE: THE SIGNATURE(S) TO
                                                THIS ASSIGNMENT MUST CORRESPOND
                                                WITH THE NAME(S) AS WRITTEN UPON
                                                THE FACE OF THE CERTIFICATE IN
                                                EVERY PARTICULAR WITHOUT
                                                ALTERATION OR ENLARGEMENT OR
                                                ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED

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THE SIGNATURE(S) MUST BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCK-
BROKERS, SAVINGS AND LOAN ASSOCIATIONS AND
CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED
SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17AD-15.
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